Summary Prospectus                                           August 1, 2010

Quant Foreign Value Fund                                                                Ordinary Shares: QFVOX   Institutional Shares: QFVIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.quantfunds.com. You may also obtain this information at no cost by calling

1-800-326-2151 or by sending an email request to info@quantfunds.com. The current prospectus and statement of additional information dated August 1, 2010, are incorporated by reference into this summary prospectus.

Investment Objective: Long-term growth of capital and income.

Fee Table and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.37%	0.37%
Total Annual Fund Operating Expenses	1.62%	1.37%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$165	$511	$881	$1,922
Institutional Class	$139	$434	$750	$1,646

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may results in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio for each class.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of foreign markets issuers. A foreign markets issuer is one that derives at least 50% of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Generally, the Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East; however, The Fund also may invest without limit in emerging markets issuers. An emerging market issuer is one that is traded in, or organized under the laws of, the countries that comprise the MSCI Emerging Markets Index. Common stocks include securities such as depositary receipts, participatory notes, warrants and rights. The Fund may also buy and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

The Fund generally will be invested in issuers in ten or more foreign countries. The Fund may invest in companies of any capitalization.

The Fund’s Advisor uses a three-step investment decision making process, with the objective to identify companies with the most undervalued streams of sustainable cash flow. First, because the Advisor believes that country and industry factors are important influences on security prices, it employs proprietary quantitative investment technology to evaluate data such as cash flow and interest rates to produce a ranking of country and industry sectors. Second, because the Advisor believes that normal security price fluctuations produce company valuations that can undervalue the cash flow or assets of a company, it uses traditional valuation criteria to regularly screen a database of more than 29,000 companies worldwide to identify a pool of approximately 500 or more securities with the greatest potential for undervalued streams of sustainable cash flow or assets. Third, the Advisor conducts rigorous fundamental research on the pool of companies identified by the first two steps of the investment process. The Advisor also maintains a “watch-list” of companies which may be used if the valuation of a company held in the Fund’s portfolio falls below established limits.

The Fund’s Advisor may utilize options in an attempt to improve the risk/return profile of the Fund’s returns. Selling/writing call options is designed to provide income to the Fund (the writer of the call option is paid a premium, but is obligated to sell a security at a target price). Purchasing put options (the purchaser has the right to sell a security at a target price) is designed to protect the Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the Advisor’s use of options may vary over time based on the Advisor’s assessment of market conditions and other factors.

Principal Investment Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. You may lose money by investing in the Fund. Below are the principal risks of investing in the Fund.

Market

The risk that movements in the securities markets or changes in the financial market conditions, such as interest rates, will adversely affect the price of a Fund’s investments, regardless of how well the companies in which the Fund invests perform.

Equity Securities

The value of equity securities, such as common stocks and preferred stocks, may decline or fail to appreciate as expected. Such decline may be due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income investments.

Foreign Securities

Investment in non-U.S. securities are subject to certain risks, which may include: adverse currency movements, different accounting, auditing and financial reporting standards; adverse political and economic developments, including tax increases; limited legal recourse; unreliable or untimely information; higher trading costs, brokerage commissions and custodial fees; higher volatility and lower liquidity.

Emerging Markets

Investing in emerging markets involves risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of foreign development, political stability, market depth, infrastructure and capitalization and regulatory oversight are generally less than in more developed markets. Emerging market economies can be subject to greater social, economic, regulatory and political uncertainties including potential expropriation and confiscatory taxation. All of these factors generally make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Accordingly, at times the Fund may find it even more difficult to value their emerging markets investments than the Fund’s other foreign investments.

Derivatives

A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Even a small investment in derivatives could have a significant impact on a Fund’s risk exposure to stock market values, interest rates or currency exchange rates. Certain derivatives may be less liquid and more difficult to value than other types of securities. Derivatives may be used for both hedging and investment purposes. Derivatives the Fund may invest in include futures and options on securities.

Non-Diversification

The Fund is “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a higher percentage of its assets in a smaller number of issuers. As a result, a decline in the value of the securities of one issuer could have a greater negative effect on the Fund.

Performance

The following bar charts and tables provide some indication of the risks of investing in a Fund by showing changes in each Fund’s performance over time. The tables also compare a Fund’s performance to a broad measure of market performance that reflects the type of securities in which the Fund invests. Past performance does not necessarily indicate how the Fund will perform (before and after taxes) in the future. Updated performance information is available at www.quantfunds.com.

Annual Return Ordinary Class (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

The calendar year-to-date return of the Ordinary Shares of Foreign Value Fund as of 6/30/2010 is

–7.80%

Best Quarter:	Q2 2009	36.87%
Worst Quarter:	Q4 2008	–26.53%

Average Annual Total Returns for the periods ended December 31, 2009

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	58.04%	2.22%	6.64%
Ordinary Shares After Taxes on Distributions	52.67%	1.12%	5.96%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	40.61%	1.75%	5.57%
Institutional Shares Before Taxes	57.99%	2.43%	6.89%
MSCI EAFE Index	32.46%	4.02%	1.58%

After-tax returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

The Fund is managed by Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors. The Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”).

Portfolio Managers	Fund Experience
Bernard R. Horn, Jr.	Lead Portfolio Manager of the Fund since 1998 (Fund inception).
Sumanta Biswas, CFA	Assistant Portfolio Manager of the Fund since 2004

Buying and Selling Fund Shares

You may buy or sell shares of the Fund on any business day by contacting the Quant Funds, through mail or by phone, or through your broker or financial intermediary. Generally, purchase and redemption orders of Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum	Contact Information
Ordinary Class: $2,500 or	Mail:	Quant Funds
Ordinary Class Retirement Accounts: $1,000		Attention: Transfer Agent
55 Old Bedford Road
Institutional Class: $1,000,000		Lincoln, MA 01773
Telephone: 1-800-326-2151
Ongoing Investment Minimum	Website: www.quantfunds.com
Both Classes: 50 shares

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies my pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s internet site for more information.